--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

  DIRECTORS:
  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina V.
  Jaime Serra Puche*

  OFFICERS:
  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer

  INVESTMENT ADVISER --
  Impulsora del Fondo Mexico, S.A. de C.V.

  CUSTODIAN AND TRUSTEE --
  Bancomer, S.A.

  TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

  COUNSEL --
  Dechert Price & Rhoads
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  *Elected on February 28, 1997.

  This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------


                                      LOGO


                                   THE MEXICO
                                   FUND, INC.
                                  (Unaudited)
                            ----------------------
                                Quarterly Report
                                January 31, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
QUARTERLY REPORT
JANUARY 31, 1997
HIGHLIGHTS
 . The Fund's first quarter of fiscal 1997 ended January 31, 1997.

 . During this first fiscal quarter, the Fund's net asset value (NAV) and price per share increased 14%, to close at $19.73 and $16.125, respectively.

 . The Fund's discount between market price and NAV ended January 1997 at a level of 18%, compared with 8% one year earlier.

 . Total volume of Fund shares traded on all US consolidated markets during this fiscal quarter amounted to 16.8 million, compared with 49.7 million outstand-ing.

 . During calendar 1996, Mexico's gross domestic product (GDP) increased 5.1% in real terms, and reached a level of approximately $324 billion.

 . The annual inflation rate in Mexico registered 27.7% at the end of December
  1996, compared with 52% one year earlier.

 . During calendar 1996, the Mexican current account registered a preliminary deficit of $1.8 billion, compared with a deficit of $1.6 billion one year earlier.

 . The rate of exchange of the Mexican peso against the US dollar continued to perform in a stable manner during this fiscal quarter, and ended at a level of Ps. 7.807.

 . Interest rates of the 28-day Cetes (Treasury Bills) declined from 29% at the end of October 1996, to 21% at the end of the first fiscal quarter.

 . The Mexican Stock Exchange (Bolsa) index increased 16% in US dollar terms during this fiscal quarter, to close at a level of 3,647 points.

                                    NO FOLIO

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ECONOMIC COMMENTS.
 During calendar 1996, the Mexican GDP increased 5.1% in real terms, and reached a level of approximately $324 billion. The three sectors that comprise the GDP, and almost all of its branches, registered positive rates of growth. Industrial production, which represented 22% of total GDP, increased 10.4% and had a significant impact on the GDP performance. The data clearly demonstrate the recovery of the Mexican economy, a trend which is expected to continue during 1997, when the government anticipates a GDP growth of at least 4%.

 Domestic inflation has continued to decline. At the end of calendar 1996, the annual inflation rate, measured by the increase of the consumer price index
(CPI), calculated by Banco de Mexico (central bank), registered a level of 27.7%. Even though this inflation rate was higher than the government's goal of 22%, it is almost half of the 52% inflation level registered one year ear-lier. This declining trend of inflation rates is expected to continue during 1997.

 As a result of this positive performance of inflation rates and of a reduced country-risk perception of Mexico, domestic interest rates have continued de-clining. The 28-day Cetes ended January 1997 at 21%, compared with 29% at the end of the previous fiscal quarter. Further declines have occurred, and at the end of February 1997, the 28-day Cetes registered a level of 18.7%. However, by mid-March, this interest rate indicator increased to levels of around 21%.

 During the first quarter, the Mexican peso traded in a stable manner and its relative value showed signs of strength. At the end of January 1997, the rate of exchange of the peso against the US dollar ended at a level of Ps. 7.807, 2% lower than the exchange rate of Ps. 7.998 recorded three months earlier. Banco de Mexico recently announced, among other currency-related issues, the implementation of a program designed to eliminate currency market volatility. Under this program, the central bank may intervene in the currency market, if the exchange rate between the peso and the dollar increases more than 2% dur-ing one trading day. As of January 31, 1997, gross international reserves at the central bank amounted to approximately $19 billion, and to $9 billion in net terms/1/. As of the writing of this Letter, mid-March 1997, the value of the peso in relation to the US dollar had declined to levels of approximately Ps. 8.00.

 The Mexican trade balance continued to register surpluses. During calendar 1996, total exports increased 21% to $95.95 billion, while total imports in-creased 24% to $89.53 billion. The result was a trade balance surplus of $6.42 billion, compared with $7.1 billion one year earlier. The Mexican current ac-count registered a preliminary deficit of $1.8 billion during 1996, compared with a deficit of $1.6 billion during 1995.

THE BOLSA AND THE FUND PERFORMANCE.
 The Bolsa Index reached new historical levels and increased 16% in dollar terms during this fiscal quarter, to close at a level of 3,647 points. Im-proved financial results of listed companies, reduced interest rates and the recovery of the economy, were some of the factors that stimulated the perfor-mance of the Bolsa. The price-earnings and price-book value ratios ended Janu-ary 1997 at multiples of 14.41 and 1.86, respectively, while the market capi-talization amounted to $113.5 billion.
-------
/1Net/international reserves are the difference between gross international reserves and the net amount of foreign exchange denominated liabilities of Banco de Mexico, with a term of six months or less.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 The Fund's price and NAV per share increased 14% during this three-month pe-riod. The closing price per share and NAV at the end of January were $16.125 and $19.73, respectively, reflecting a discount of approximately 18%.

 The Fund continued to register high levels of liquidity. During the first quarter, a total of 16.8 million shares traded on all US consolidated markets, and for the last 12 months, the volume amounted to 63.4 million, equivalent to
1.3 times the total number of outstanding shares.

ANNUAL SHAREHOLDERS MEETING.
 The Annual Shareholders Meeting of the Fund was held on February 28, 1997, in New York City. Approximately 79% of the outstanding shares were present at the meeting in person and by proxy. Messrs. Philip Caldwell and Jaime Serra Puche were elected Class I Directors of the Board for a three year term expiring in 2000. Dr. Serra Puche took the seat left by Mr. Fernandez Hurtado after his resignation effective December 31, 1996, and Mr. Caldwell was reelected to the Board. In addition, the proposal to ratify the selection of Arthur Andersen LLP as independent auditors for the 1997 fiscal year was approved by the shareholders.

 The specific results of the meeting were as follows:

                                  VOTES     VOTES
                     VOTES FOR   AGAINST  ABSTAINED UNVOTED
                     ---------- --------- --------- -------
1. Election of Directors
 Philip Caldwell     38,147,644 1,113,016      --     --
 Jaime Serra Puche   38,248,529 1,012,131      --     --
2. Ratify selection of
 Arthur Andersen LLP 38,327,891   724,414  208,353      2

 The Fund's remaining directors, Messrs. Juan Gallardo T, Jose Luis Gomez Pimienta, Claudio X. Gonzalez, Robert L. Knauss and Agustin Santamarina V. continue to serve as directors of the Fund.

DIVIDEND REINVESTMENT PLAN.
 The Fund's Dividend Reinvestment Plan ("Plan") was amended by the Board of Directors at the December 7, 1994 Board Meeting. This new Plan became effec-tive April 1, 1995. UNDER THE TERMS OF THE AMENDED PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PAR-TICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. The Plan provides a con-venient way to increase your holdings in the Fund's common stock through the reinvestment of net investment income and capital gains distributions. If you have any questions concerning the Plan or would like a copy of the Plan bro-chure, please contact the Plan Agent:
 American Stock Transfer & Trust Company
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 (212) 936-5100

COMMUNICATIONS WITH SHAREHOLDERS.
 The Adviser distributes, free of charge, a Monthly Summary Report with infor-mation relating to the Fund, as well as other indicators of the Mexican econ-omy and the Bolsa. If you are interested in receiving a copy of this Report, please request that your name be included on the mailing list by writing to the Adviser at:
 Impulsora del Fondo Mexico, S.A. de C.V.
 77 Aristoteles St., 3rd Floor
 11560, Mexico, D.F.
 MEXICO

 The Fund has made arrangements to improve communications with the Fund's shareholders and the investing public through a liaison office in New York City. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. They will also be able to direct your

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
inquiries regarding other Fund matters to the appropriate firms or individuals. Please refer your information requests to:

 GEORGESON & COMPANY INC.
 Wall Street Plaza
 New York, NY 10005
 (800) 224-4134
Sincerely yours:

LOGO                                      LOGO
JOSE LUIS GOMEZ PIMIENTA                  JUAN GALLARDO T.
President

                                          Chairman of the Board
March 18, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      GERMAN INVESTORS ARE ADVISED THAT THE FUND HAS A GERMAN DOMESTIC TAX
                                REPRESENTATIVE:
                                     degab
                       Gesellschaft fur Anlageberatung mbH
                       Guiollettstr. 48
                       D-60325 Frankfurt am Main
                       Tel: 069-910-31830 (Herr Symmank)
                          069-910-31831 (Frau Meilinger-Gresser)
                       Fax: 069-910-31877

                            SHAREHOLDER INFORMATION

   Weekly comparative NAV and market price information about Fund shares is published each Monday in The Wall Street Journal, The New York Times, and other newspapers in a table called "Closed-End Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Compos-ite Transactions section of newspapers under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JANUARY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 PERCENT
                         SHARES                                        VALUE     OF NET
 INDUSTRIES      DIV      HELD      COMMON STOCK (95.77%)    SERIES   (NOTE 1)   ASSETS
----------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY              6,800,000 Apasco, S.A. de C.V. ...      *   $ 49,038,043   5.00%
                       12,931,958 Cemex, S.A.de C.V. .....    CPO     48,699,829   4.97
                                                                    ------------  -----
                                                                      97,737,872   9.97
----------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 COMMUNICATIONS    (a) 10,036,994  S.A. de C.V. ..........     A1     29,569,727   3.02
                                  Grupo Televisa, S.A. de
                   (a)  1,268,200  C.V. ..................    CPO     16,569,284   1.69
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V. ..........      A     18,829,256   1.92
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V. ..........      L     18,931,728   1.93
                                                                    ------------  -----
                                                                      83,899,995   8.56
----------------------------------------------------------------------------------------
                                  Corporacion Geo, S.A. de
 CONSTRUCTION      (a)  1,900,000  C.V. ..................      B      9,369,796   0.96
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                   (a)  1,791,332  C.V. ..................      *     27,304,792   2.78
                                                                    ------------  -----
                                                                      36,674,588   3.74
----------------------------------------------------------------------------------------
                                  Coca-Cola Femsa, S.A. de
 CONSUMER GOODS         4,430,000  C.V. ..................      L     13,448,316   1.37
                                  Fomento Economico
                                   Mexicano, S.A. de
                        8,342,000  C.V. ..................      B     29,224,247   2.98
                                  Grupo BAFAR, S.A. de
                   (a)    940,000  C.V. ..................      B      1,695,299   0.17
                                  Grupo Continental,
                        3,053,000  S.A. ..................    *CP     16,150,749   1.65
                                  Grupo Industrial Bimbo,
                        8,103,000  S.A de C.V. ...........      A     48,937,678   4.99
                                  Grupo Industrial Maseca,
                       27,097,000  S.A. de C.V. ..........      B     35,749,853   3.64
                                  Grupo Modelo, S.A. de
                        9,275,000  C.V. ..................      C     55,718,906   5.68
                                  Jugos del Valle, S.A. de
                   (a)    818,000  C.V. ..................      B      1,242,664   0.13
                                  Sistema Argos, S.A. de
                        1,275,000  C.V. ..................      A      1,368,579   0.14
                                  Sistema Argos, S.A. de
                        5,000,000  C.V. ..................      B      5,379,787   0.55
                                                                    ------------  -----
                                                                     208,916,078  21.30
----------------------------------------------------------------------------------------
 FINANCIAL                        Grupo Financiero Banamex
  GROUPS           (a)  7,078,450  Accival, S.A. de C.V. .      B     14,579,413   1.49
                                  Grupo Financiero Banamex
                   (a)    470,944  Accival, S.A. de C.V. .      L        900,024   0.09
                                  Grupo Financiero
                   (a) 25,000,009  Bancomer, S.A de C.V. .      B      9,158,451   0.93
                                  Grupo Financiero
                   (a)    555,556  Bancomer, S.A de C.V. .      L        183,596   0.02
                                  Grupo Financiero BBV-
                                   Probursa, S.A. de
                   (a) 54,327,000  C.V. ..................      B      2,992,265   0.30
                                  Grupo Financiero
                        3,356,074  Inbursa, S.A. de C.V. .      B     12,036,643   1.23
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)        --   Trust..................                   --    0.00
                                  Grupo Financiero
                                   InverMexico, S.A. de
                   (a)  9,985,554  C.V. ..................    BCP        882,545   0.09
                                  Grupo Financiero
                                   InverMexico, S.A. de
                   (a)    998,555  C.V. ..................    LCP         83,138   0.01
                                                                    ------------  -----
                                                                      40,816,075   4.16
----------------------------------------------------------------------------------------
 HOLDINGS              10,245,094 Alfa, S.A. de C.V. .....      A     53,541,672   5.46
                        4,200,000 Cydsa, S.A. ............      A     10,651,979   1.09
                   (a)  1,789,190 Desc, S.A. de C.V. .....      A     10,542,172   1.07
                   (a)  6,506,190 Desc, S.A. de C.V. .....      B     38,002,083   3.87
                   (a)    200,000 Desc, S.A. de C.V. .....      C      1,163,059   0.12
                                  Grupo Carso, S.A. de
                        7,375,994  C.V. ..................     A1     45,019,356   4.59
                                  Grupo Imsa, S.A. de
                   (a)  1,482,000  C.V. ..................    UBC      3,625,746   0.37
                                  San Luis Corporacion,
                        2,666,000  S.A. de C.V. ..........    CPO     15,196,234   1.55
                        3,998,237 Vitro, S.A. ............      *      9,146,729   0.93
                                                                    ------------  -----
                                                                     186,889,030  19.05
----------------------------------------------------------------------------------------
 IRON & STEEL                     Altos Hornos de Mexico,
  INDUSTRY         (a)  5,250,000  S.A. de C.V ...........      *     10,759,575   1.10
                                  Grupo Simec, S.A. de
                   (a)  4,500,000  C.V. ..................      B        962,598   0.10
                        5,000,000 Hylsamex, S.A. de C.V. .    BCP     20,494,428   2.09
                                  Industrias CH, S.A. de
                   (a)  1,540,000  C.V. ..................      B      5,266,812   0.54
                                  Tubos de Acero de
                   (a)    889,000  Mexico, S.A. de C.V. ..      *     15,532,164   1.58
                                                                    ------------  -----
                                                                      53,015,577   5.41
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JANUARY 31, 1997 (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                 PERCENT
                       SHARES                                         VALUE      OF NET
 INDUSTRIES     DIV     HELD     COMMON STOCK (CONTINUED)   SERIES   (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
 MINING                          Grupo Mexico, S.A. de
  INDUSTRY       (a)   7,950,000  C.V. ..................      B   $ 26,679,903    2.72%
                                 Industrias Penoles, S.A
                       4,500,000  de C.V. ...............      *     19,021,392    1.94
                                                                   ------------  ------
                                                                     45,701,295    4.66
----------------------------------------------------------------------------------------
                                 Kimberly-Clark de
 PAPER                 4,357,400  Mexico, S.A. de C.V. ..      A     90,418,701    9.22
----------------------------------------------------------------------------------------
                                 ACER Computec Latino
 RETAIL TRADE    (a)   1,330,000  America, S.A. de C.V. .      *      5,298,194    0.54
                 (a)  38,698,422 Cifra, S.A. de C.V. ....      B     52,146,458    5.32
                 (a)  16,232,807 Cifra, S.A. de C.V. ....      C     21,582,751    2.20
                                 Controladora Comercial
                                  Mexicana, S.A. de
                 (a)  14,990,000  C.V. ..................    UBC     13,709,312    1.40
                                 Grupo Corvi, S.A. de
                 (a)   3,000,000  C.V. ..................    UBL      2,374,792    0.24
                                                                   ------------  ------
                                                                     95,111,507    9.70
----------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCK
                                  (Identified Cost --
                                   $552,387,832).........           939,180,718   95.77
----------------------------------------------------------------------------------------
                                                                                 PERCENT
                        FACE              SHORT-                      VALUE      OF NET
 SECURITIES             VALUE     TERM SECURITIES (4.36%)            (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------
 REPURCHASE          $42,807,034 Bancomer, S.A., 21.80%,
 AGREEMENTS                       dated 01/31/97, due
                                  02/03/97, repurchase
                                  price $42,840,900,
                                  collateralized by
                                  Ajustabonos............          $ 42,807,034    4.36%
----------------------------------------------------------------------------------------
                                 TOTAL SHORT-TERM
                                  SECURITIES (Identified
                                  Cost -- $42,807,034)...            42,807,034    4.36
----------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS
                                  (Identified Cost --
                                   $595,194,866).........           981,987,752  100.13
                                 LIABILITIES IN EXCESS OF
                                  OTHER ASSETS...........            (1,281,696)  (0.13)
                                                                   ------------  ------
                                 NET ASSETS (Equivalent
                                  to $19.73 Per Share on
                                  49,715,907 Shares of
                                  Capital Stock
                                  Outstanding)...........          $980,706,056  100.00%
                                                                   ------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 8 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF JANUARY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $552,387,832)......  $939,180,718
 Short-term securities (identified cost --
   $42,807,034)                                          42,807,034
                                                       ------------
  Total investments (identified cost --
    $595,194,866)....................................               $981,987,752
Interest receivable..................................                     25,922
                                                                    ------------
  Total assets.......................................                982,013,674
                                                                    ------------
LIABILITIES:
Payables:
 Investment adviser (Note 2).........................       671,281
 Trustee (Note 4)....................................        10,157
                                                       ------------
  Total payables.....................................                    681,438
Accrued expenses and other liabilities...............                    626,180
                                                                    ------------
  Total liabilities..................................                  1,307,618
                                                                    ------------
NET ASSETS -- Equivalent to $19.73 Per Share on
 49,715,907 shares of capital stock outstanding (Note
 6)..................................................               $980,706,056
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE THREE MONTHS ENDED JANUARY 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends..........................................  $    927,249
 Interest and discount earned.......................     2,858,023
                                                      ------------
 Total income.......................................                $  3,785,272
Expenses:
 Investment advisory fee (Note 2)...................     1,580,774
 Administrative services (Note 3)...................        87,500
 Trustee fee (Note 4)...............................        25,669
 Value-added taxes (Note 1).........................       259,453
 Printing, distribution and mailing of shareholder
  reports...........................................       103,342
 Legal fees.........................................        60,494
 Directors' fees....................................        35,288
 Directors' expenses................................         6,153
 Accounting and audit fees..........................        25,962
 Custodian fees.....................................         8,967
 Transfer agent and dividend disbursing fees........         5,250
 Shareholders' information..........................        13,107
 Stock exchange fees................................        10,081
 Miscellaneous......................................        50,517
                                                      ------------
 Operating expenses.................................                   2,272,557
                                                                    ------------
 Net investment income (Note 1).....................                   1,512,715
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 5):
 Proceeds from sales................................    13,568,717
 Cost of securities sold............................     5,691,252
                                                      ------------
 Net realized gain (loss) on investments............     7,877,465
 Net realized gain (loss) from foreign currency
  transactions......................................     1,006,113
                                                      ------------
 Net realized gain (loss) on investments and foreign
  currency transactions.............................                   8,883,578
Unrealized gain (loss) on investments and
 translation of assets and liabilities in foreign
 currency:
 End of period (Note 5).............................   386,792,886
 Beginning of period................................   276,165,119
                                                      ------------
 Net increase (decrease) in unrealized gain on
  investments.......................................   110,627,767
 Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency...............       (79,020)
                                                      ------------
 Net unrealized gain (loss) on investments and
  translation of assets and liabilities in foreign
  currency..........................................                 110,548,747
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................                $120,945,040
                                                                    ============

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE
                                          THREE MONTHS ENDED      FOR THE
                                           JANUARY 31, 1997      YEAR ENDED
                                             (UNAUDITED)      OCTOBER 31, 1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income...................     $  1,512,715       $ 24,968,180
Net realized gain (loss) on investments
 and foreign currency transactions......        8,883,578           (722,805)
Net unrealized gain (loss) on
 investments and translation of assets
 and liabilities in foreign currency....      110,548,747        172,950,648
                                             ------------       ------------
Net increase in net assets resulting
 from operations........................      120,945,040        197,196,023
Dividends to shareholders from net
 investment income......................       (1,988,636)       (21,342,679)
                                             ------------       ------------
 Total increase in net assets...........      118,956,404        175,853,344
NET ASSETS:
Beginning of period.....................      861,749,652        685,896,308
                                             ------------       ------------
End of period...........................     $980,706,056 (A)   $861,749,652 (A)
                                             ============       ============

See Notes to Financial Statements.
(A) Including undistributed net investment income and net realized gain on investments of $379,833 and $0(B), respectively, as of January 31, 1997 and accumulated net investment loss and net realized gain on investments of $(150,359) and $0(B), respectively, as of October 31,1996.
(B) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

--------------------------------------------------------------------------------

                           FOR THE
                         THREE MONTHS
                            ENDED
                         JANUARY 31,           FOR THE YEAR ENDED OCTOBER 31,
THE MEXICO FUND, INC.        1997     ---------------------------------------------------------
FINANCIAL HIGHLIGHTS     (UNAUDITED)    1996      1995          1994         1993        1992
--------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....   $  17.33   $  13.80  $   33.48**  $    28.88** $    24.91** $  25.60**
                           --------   --------  ---------    ----------   ----------   --------
 Net investment income
  (loss) (Note 1).......       0.03       0.50       0.59**        0.21**       0.58**     0.50**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......       2.41       3.46     (19.21)**       4.89**       8.77**     3.85**
                           --------   --------  ---------    ----------   ----------   --------
Total from investments
 operations.............       2.44       3.96     (18.62)**       5.10**       9.35**     4.35**
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....      (0.04)     (0.43)       --          (0.27)       (0.49)     (0.48)
 Distributions to common
  shareholders from net
  capital gains.........        --         --       (0.01)        (0.23)       (2.48)     (1.03)
                           --------   --------  ---------    ----------   ----------   --------
 Total dividends and
  distributions.........      (0.04)     (0.43)     (0.01)        (0.50)       (2.97)     (1.51)
                           --------   --------  ---------    ----------   ----------   --------
 Tax return of capital..        --         --       (0.05)          --           --         --
                           --------   --------  ---------    ----------   ----------   --------
 Capital charge
  resulting from
  issuance of fund
  shares................        --         --       (1.00)          --         (2.41)     (3.53)
                           --------   --------  ---------    ----------   ----------   --------
 Net asset value, end of
  period................   $  19.73   $  17.33  $   13.80    $    33.48   $    28.88   $  24.91
                           ========   ========  =========    ==========   ==========   ========
 Market value per share,
  end of period.........   $  16.13   $  14.13  $   12.25    $    31.38   $    27.00   $  23.25
                           ========   ========  =========    ==========   ==========   ========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............     14.44%     18.77%   (60.79%)        15.39%       27.41%      8.12%
RATIOS TO AVERAGE NET
 ASSETS
 Expenses...............      0.97%*     1.00%      1.14%         0.92%        1.08%      1.08%
 Net investment income
  (loss)................      0.65%*     2.93%      3.24%         0.63%        2.27%      1.89%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's).....   $980,706   $861,750  $ 685,896    $1,248,094   $1,075,948   $654,917
 Portfolio turnover
  rate..................      1.00%      9.57%     10.61%         3.89%        5.14%     15.59%
 Average Commission Rate
  Paid..................   $ 0.0034   $ 0.0026

--------
 *Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                    (AMOUNTS IN THOUSANDS,
                                  EXCEPT PER SHARE AMOUNTS)
                                   QUARTER ENDED 01/31/1997
                          -------------------------------------------
                           TOTAL    PER SHARE
                          --------  ---------
Investment Income.......  $  3,785   $ 0.08
Net Investment Income...  $  1,513   $ 0.03
Net realized gain (loss)
 on investments.........  $  7,877   $ 0.16
Net realized gain (loss)
 from foreign currency
 transactions...........  $  1,006   $ 0.02
Net increase (decrease)
 in unrealized gain on
 investments............  $110,628   $ 2.23
Net unrealized gain
 (loss) on translation
 of assets and
 liabilities in foreign
 currency...............  $    (79)  $ 0.00
Net asset value.........  $980,706   $19.73

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
JANUARY 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (P)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at January 31, 1997 was P 7.807 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded on the Fund's books, and the U.S. dollar equivalent of the amount actu-ally received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial state-ments include the effects of both such changes.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the three months ended January 31, 1997 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.


3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1997. The annual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this new arrangement, effective October 5, 1995, Bancomer receives an amount denominated in Mexican pesos per year for three years, subject to a monthly increase linked to the Mexican Consumer
Price Index, monthly cumulative basis, which for the three months ended Janu-ary 31, 1997 amounted to $25,669.

5. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 1997 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $ 8,789,583
Fixed Income Securities............................................         --
                                                                    -----------
  Total Purchases.................................................. $ 8,789,583
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $13,568,717
Fixed Income Securities............................................         --
                                                                    -----------
  Total Sales...................................................... $13,568,717
                                                                    ===========

 As of January 31, 1997, net unrealized gain on investments for Federal income tax purposes aggregated to approximately $ 387 million, of which approximately $ 456 million related to appreciated securities and approximately $ 69 million related to depreciated securities. The aggregate cost of investments at Janu-ary 31, 1997 for Federal income tax purposes was approximately $ 595 million.

6. CAPITAL STOCK:

 At January 31, 1997, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 49,967,732 shares were issued, 49,715,907 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994, Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 As of January 31, 1997, net assets were comprised of the following:

Common Stock..................................................... $ 49,715,907
Additional paid-in capital.......................................  562,178,531
Undistributed net investment income..............................      379,833
Accumulated net realized loss on investments.....................   (8,929,567)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency.......  377,361,352
                                                                  ------------
                                                                  $980,706,056
                                                                  ============

 Accumulated net realized gains (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

7. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at January 31,

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1997 of approximately $13,075,000 expiring in 2003.

8. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A . de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996 after the absorption of accumulated losses through the total reduction of cap-ital stock, the shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a con-sequence, all shares outstanding prior to July 23, 1996 were cancelled . The company has received an interest in a Recovery Trust set up to manage the re-covery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Company's holdings in the Recovery Trust at $0 as of January 31, 1997 due to the uncertainty regarding its ultimate reali-zation.